EXHIBIT 10.25

                           BERJAYA GROUP (CAYMAN) LTD.
                                    LEVEL 28
                            SHAHZAN PRUDENTIAL TOWER
                             30 JALAN SULTAN ISMAIL
                               50250 KUALA LUMPUR
                                    MALAYSIA

Governor John Y. Brown, Jr.
899 West Cypress Creek Road
Suite, 500
Fort Lauderdale, Florida 33309

         Re:    Roadhouse Grill, Inc.

Gentlemen:

         This investment agreement ("Investment Agreement") sets forth the terms pursuant to which the undersigned (referred to as "Purchaser") shall be legally bound. This Investment Agreement is being made contemporaneously with and is outlined in Section 7.03 of the Stock Purchase Agreement between the Company and Purchaser. Purchaser agrees to purchase from Governor John Y. Brown, Jr. ("Brown") and Brown agrees to sell to Purchaser Two Hundred Fifty Thousand (250,000) shares of Common Stock of Roadhouse Grill, Inc, (the "Company") for $2.50 per Share, pursuant to an option granted by Brown to Purchaser. Additionally, Purchaser agrees to purchase from Brown and Brown agrees to sell to Purchaser One Million Two Hundred Fifteen Thousand (1,215,000) Shares for $3.10 per Share (the 250,000 and 1,215,000 shares of common stock are collectively referred as the "shares"). Purchaser further sets forth statements upon which the Company, Brown or their affiliates may rely to determine the suitability of the Purchaser to acquire the Shares.

         1. PRIVATE OFFERING. Subject to the terms and conditions set forth in this Investment Agreement, Purchaser hereby tenders this offer to purchase the shares.

         2. REPRESENTATIONS, WARRANTIES, AND AGREEMENTS OF PURCHASER. In connection with Purchaser's investment, Purchaser hereby makes the following representations, warranties, and agreements and confirms the following understandings:

              (a) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Shares;

              (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

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Governor John Y. Brown, Jr.
July 30, 1996
Page 2

              (c) it has received and reviewed the financial statements and projections of the Company, and it has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

              (d) it has made an independent investigation of the business of the Company and is making this investment as a result of this investigation and not as a result of any projections made by the Company;

              (e) the Shares being purchased by it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof:

              (f) it understands that (i) the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) or Section 3(b) thereof or Rule 505 or 506 promulgated under the Securities Act, (ii) the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Shares will bear a legend to such effect, and (iv) the Company will make a notation on its transfer books to such effect;

              (g) if an entity and not a natural person, it i validly existing under the laws of the state of its organization and the consummation of the transactions contemplated hereby is authorized by, and will not result in, a violation of, state law or its Charter or other organizing documents; and

              (h) it has full right, power and authority to execute this Investment Agreement and to perform its obligations hereunder and thereunder.

         3. REPRESENTATIONS AND WARRANTIES OF THE BROWN. Brown represents and warrants to the Purchaser that, as of the date hereof and the time of the Closing, as follows:

              (a) STOCK OWNERSHIP. Brown is the owner, beneficially and of record, of the Shares, free and clear of any claim, lien, option, charge, security interest or encumbrance of any nature whatsoever (collectively, the "Liens"). There are no known proceedings or litigation of any kind pending against Brown with respect to the Shares to be sold by Brown which would or could constitute a lien on the Shares or which would or could contest Brown's ownership of or rights to transfer ownership of the Shares to the Purchaser. Brown has full power and authority to sell the Shares to the Purchaser in accordance with the terms and provisions of this Agreement and, upon delivery of the Shares to the Purchaser at the

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Governor John Y. Brown, Jr.
July 30, 1996
Page 3

Closing and payment therefor as contemplated by this Agreement, the Purchaser shall acquire good and marketable title to the Shares, free and clear of all Liens.

              (b) TITLE. Brown warrants title to the Shares and covenants and agrees at his expense to defend the Purchaser's right, title and ownership of the Shares against the claims and demands of all persons whomsoever.

              (c) COMPANY'S GOOD STANDING. To the best of Brown's knowledge the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all necessary powers to carry on its business as now operated by it.

              (d) AUTHORIZATION TO CONVEY STOCK. Brown has full power and authority to sell, convey, assign and transfer the Shares to the Purchaser and otherwise consummate the transaction contemplated by this Agreement; this Agreement constitutes the valid and binding obligation of Brown, enforceable against him in accordance with its respective terms; neither the execution and delivery of this Agreement, nor the consummation of the transaction contemplated herein in the manner herein provided, will violate any agreement to which Brown is a party or by which Brown is bound, or any law. order, decree or judgment applicable to Brown; and no authorization, approval or consent of any third party is required for the lawful execution, delivery and performance, of this Agreement by Brown.

         4. MODIFICATION, DISCHARGE, TERMINATION. Neither this Investment Agreement nor any provisions hereof shall be modified, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge, or termination is sought.

         5. NOTICES. Any notice demand or other communication that any party hereto may be required, or may elect to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, registered or certified, return receipt requested, addressed to such address as may be given herein; or (b) delivered personally at such address.

         6. SEPARATE SIGNATURE PAGES. This Investment Agreement may be executed through the use of separate signature pages or in any member of counterparts, and each of such counterparts shall, for all purposes, Constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

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Governor John Y. Brown, Jr.
July 30, 1996
Page 4

         7. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, thi Investment Agreement shall be binding upon and inure to Purchaser's benefit and the benefit of Purchaser's successors, legal representatives, and assigns.

         8. SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. The representations, warranties, covenants, and agreements contained herein shall survive Purchaser's delivery of and payment for the Shares and acceptance by Brown of its subscription to acquire the Shares.

         9. ENTIRE AGREEMENT. This Investment Agreement contains the entire agreement of the parties, and there are no representations, covenants, or other agreements except as stated or referred to herein.

         10. GOVERNING LAW. This Investment Agreement shall be governed by and construed in accordance with the laws of the State of Florida, both substantive and remedial.

         11. SEVERABILITY. If any provision of this Investment Agreement shall be held to be void or unenforceable under the laws of any place governing its construction or enforcement, this Investment Agreement shall not be void or vitiated thereby, but shall he construed to be in force with the same effect as though such provisions were omitted.

         12. SECTION HEADINGS. The section headings contained herein are for reference, purposes only and shall not in any way affect the meaning or interpretation of this Investment Agreement.

         13. CLOSING. Closing of the purchase of shares is to be contemporaneous with the Closing pursuant to the Stock Purchase Agreement with Company and subject to approval under the Hart-Scott-Rodino Art.

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Governor John Y. Brown, Jr.
July 30, 1996
Page 5

         Please confirm that the foregoing correctly sets forth our agreement by executing and returning one copy of this Agreement.

                                             BERJAYA GROUP (CAYMAN) LTD.

Accepted:                                    By: /s/ ILLEGIBLE
                                                 -----------------------------
/s/ JOHN Y. BROWN, JR.                       Title:  Chairman
- -----------------------------                        -------------------------
John Y. Brown, Jr.                           Date:   9/26/94
Date:  Sept. 26, 1994                                -------------------------
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